Statement of Changes in Net Assets Available for Benefits - EBP 42-1623692 006 [Member]	Dec. 31, 2025 USD ($)
Investment income:
Interest and dividends	$ 1,012,563
Net appreciation in fair value of investments	22,948,980
Net investment income	23,961,543
Interest income from notes receivable from participants	319,643
Contributions:
Company	5,212,204
Participants	9,701,160
Rollover	1,412,755
Total contributions	16,326,119
Total additions	40,607,305
DEDUCTIONS FROM NET ASSETS ATTRIBUTED TO
Benefits paid to participants	20,470,705
Administrative expenses	281,383
Total deductions	20,752,088
NET INCREASE IN NET ASSETS AVAILABLE FOR BENEFITS	19,855,217
End of year	$ 177,769,988